UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2008

ICON Income Fund Eight A L.P.

 (Exact Name of Registrant as Specified in Charter)

Delaware	333-54011	13-4006824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                Other Events

On July 15, 2008, the general partner of the Registrant notified the registered representatives of the limited partners of the Registrant that it intends to notify the limited partners of the Registrant, via letter to be distributed with the limited partners’ August 1, 2008 distribution, that the Registrant has realized another significant investment objective.  A copy of the notice to the registered representatives of the limited partners, which includes a draft the letter to the limited partners, is attached as Exhibit 99.1

Item 9.01                                Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

Exhibit
Number	Description

99.1	Notice to the registered representatives of the limited partners, which includes a draft of the letter to the limited partners of the Registrant dated July 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND EIGHT A L.P.
By: ICON CAPITAL CORP., its General Partner

Dated: July 15, 2008	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer